UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2023
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Roblox Corporation
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39763	20-0991664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 Park Place, San Mateo, California		94403
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 858-2569
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	RBLX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of Director
On September 13, 2023, the Board of Directors (the “Board”) of Roblox Corporation (the “Company”) elected Jason Kilar, age 52, to serve on the Board, effective immediately. Mr. Kilar will serve as a Class I director, with a term expiring at the Company’s annual meeting of stockholders to be held in 2025. Mr. Kilar was appointed to serve as a member of the Audit and Compliance Committee of the Board (the “Audit Committee”) and the Leadership Development and Compensation Committee of the Board (the “Compensation Committee”).
Jason Kilar previously served as the Chief Executive Officer of Warner Media, LLC, a media and entertainment subsidiary of its public company parent, Warner Bros. Discovery, Inc., from May 2020 to April 2022. Prior to that, Mr. Kilar co-founded and served as the Chief Executive Officer of Vessel Group, Inc., a video platform company, from 2013 to 2017. Prior to Vessel, Mr. Kilar served as the founding Chief Executive Officer of Hulu, LLC, a streaming service company, from 2007 to 2013. Mr. Kilar also served in a variety of senior leadership roles with Amazon.com, Inc., an e-commerce technology company, from 1997 to 2006, including as Senior Vice President, Worldwide Application Software, and Vice President and General Manager of Amazon’s North American media businesses. Since March 2019, Mr. Kilar has served as a member of the board of directors of Opendoor Technologies Inc. Since September 2017, Mr. Kilar has served as a member of the board of directors of Wealthfront Inc. He also served as a member of the board of directors of DreamWorks Animation SKG, Inc. from May 2013 to August 2016. He has also served on various other private company boards of directors, including Univision Communications Inc. from September 2016 to April 2020 and Brighter Inc. from 2013 until its acquisition by Cigna Corporation in 2017. Mr. Kilar received his B.A. degree in Journalism and Business Administration from University of North Carolina at Chapel Hill and M.B.A. degree from Harvard Business School.
In connection with Mr. Kilar’s election to the Board and in accordance with the Company’s Outside Director Compensation Policy, as amended (the “Policy”), a copy of which is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on May 10, 2023 and is incorporated herein in its entirety by reference, Mr. Kilar is eligible to participate in the Company’s standard compensation arrangements for Outside Directors (as defined in the Policy). Under the terms of such arrangements, Mr. Kilar will receive an annual cash retainer of $90,000 for service on the Board, an annual cash retainer of $15,000 for service as a member of the Audit Committee, an annual cash retainer of $10,000 for service as a member of the Compensation Committee, and certain equity grants as specified in the Policy.
Immediately following his appointment on September 13, 2023 (the “Initial Award Grant Date”), pursuant to the Policy, Mr. Kilar received an initial equity award of (i) restricted stock units (“RSUs”) having an approximate value equal to $180,000 and (ii) RSUs having an approximate value equal to the product of (x) $270,000, multiplied by (y) a fraction with a numerator equal to the number of calendar days between (and including) the date the individual first becomes an Outside Director and the date of the next Annual Meeting (as defined in the Policy), and a denominator equal to the number of calendar days between (and including) the date of the prior Annual Meeting and the date of the next Annual Meeting, both of which are scheduled to vest over three years, with one-third of the Initial Award vesting on the first Quarterly Vesting Date (as defined in the Policy) that is on or after the one-year anniversary of the Initial Award Grant Date (the “First Vesting Date”) and as to one-third on each annual anniversary of the First Vesting Date, subject to Mr. Kilar continuing to be a Service Provider (as defined in the Policy) through the applicable vesting date. Further, Mr. Kilar will receive an annual equity award of RSUs having an approximate value equal to $270,000 (the “Annual Award”) on the date of the next Annual Meeting (the “Annual Award Grant Date”), which is scheduled to vest over one year, with 25% of the RSUs subject to the Annual Award vesting on each of the first three Quarterly Vesting Dates that are on or after the Annual Award Grant Date and as to the remaining 25% of the RSUs subject to the Annual Award on the earlier of (i) the day prior to the date of the Annual Meeting next following the Annual Award Grant Date, or (ii) the one (1)-year anniversary of the Annual Award Grant Date, in each case, subject to Mr. Kilar continuing to be a Service Provider through the applicable vesting date.
The number of shares subject to such awards is determined by dividing the value of the applicable award by the average fair market value of a share of our Class A common stock for the 20 consecutive trading days ending on the last trading day of the month prior to the month that includes the grant date of the award. In the event of a change in control (as defined in the Company’s 2020 Equity Incentive Plan, as amended (the “Equity Incentive Plan”)), the RSUs will vest in full.
The Company will enter into its standard form of indemnification agreement with Mr. Kilar, the form of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 and is incorporated herein in its entirety by reference.
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There is no arrangement or understanding between Mr. Kilar and any other persons pursuant to which Mr. Kilar was elected as a director. Other than the indemnification agreement described in the foregoing paragraph, Mr. Kilar is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.
On September 14, 2023, the Company issued a press release announcing Mr. Kilar’s appointment to the Board. The press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference.
(e) Amendment of Material Compensatory Plan
On September 13, 2023, the Compensation Committee amended and restated the Company’s Deferred Compensation Plan (the “Plan”), effective immediately. The Plan was amended and restated to, among other things, allow eligible employee participants after the Effective Date (as defined in the Plan) to elect annually to defer up to 65% of any restricted stock units and up to 65% of any performance stock units granted under the Equity Incentive Plan.
The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 14, 2023, the Board amended and restated the Company’s Bylaws (the “Bylaws”), effective immediately. The Bylaws were amended and restated to, among other things:
a.enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at the Company’s annual meeting of stockholders (except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including by requiring additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies;
b.change certain provisions relating to stockholder nominees for election as a director to address the new “universal proxy rules” in accordance with Rule 14a-19 under the Exchange Act;
c.revise certain additional procedures related to stockholder meetings to conform to the provisions of the Delaware General Corporation Law, as recently amended (the “DGCL”), including but not limited to, provisions relating to delivery of notices of stockholder meetings, quorum, communications regarding adjourned stockholder meetings, conduct of business at meetings, proxies, and the preparation of the stockholder list in connection with stockholder meetings;
d.update various provisions regarding directors, Board committees, and officers, including but not limited to requirements for action by written consent of the Board, and officer authority;
e.clarify the Company’s exclusive forum provisions; and
f.make various updates throughout to conform to current Delaware law (including the recent amendments to the DGCL) and to make ministerial changes, clarifications, and other conforming revisions.
The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
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Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of the Company
10.1	Amended and Restated Roblox Corporation Deferred Compensation Plan and Adoption Agreement
99.1	Press Release dated September 14, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROBLOX CORPORATION

Date: September 14, 2023	By:	/s/ Mark Reinstra
Mark Reinstra General Counsel and Corporate Secretary
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